OPPENHEIMER
SteelPath MLP Income Fund
Summary Prospectus	March 30, 2015
NYSE Ticker Symbols
Class A	MLPDX
Class C	MLPRX
Class Y	MLPZX
Class I	OSPMX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/SteelPathMLPIncomeFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated March 30, 2015, and through page 53 of its most recent Annual Report, dated November 30, 2014, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/SteelPathMLPIncomeFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 17 of the prospectus and in the sections "How to Buy Shares" beginning on page 51 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y	Class I
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses
Deferred Income Tax Expense [1]	4.38%	4.38%	4.38%	4.38%
Other Expenses	0.30%	0.30%	0.29%	0.10%
Total Other Expenses	4.68%	4.68%	4.67%	4.48%
Total Annual Fund Operating Expenses	5.88%	6.63%	5.62%	5.43%
Fee Waiver and/or Expense Reimbursement [2]	(0.12)%	(0.12)%	(0.12)%	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	5.76%	6.51%	5.50%	5.43%

1.

The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter "C" corporation. As a "C" corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund's accrued deferred tax liability, if any, is reflected each day in the Fund's net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund's potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund's net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. As of the fiscal year ended November 30, 2014, the Fund had accumulated net operating loss carryforwards of $221,280,024. For the fiscal year ended November 30, 2014, the Fund had accrued $173,373,715 in net deferred tax expense primarily related to unrealized appreciation on investments.

2.

After discussions with the Fund's Board, the Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least March 29, 2016, to the extent that Total Annual Fund Operating Expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class Y shares. The Fund's Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement ("Net Expenses") will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund's deferred income tax expense is excluded from the expense cap, the Fund's Net Expenses for each class of shares is increased by the amount of this expense. The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may not be terminated or amended prior to March 29, 2016, unless approved by the Fund's Board of Trustees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$1,116	$2,206	$3,277	$5,874	$1,116	$2,206	$3,277	$5,874
Class C	$741	$1,931	$3,174	$6,109	$646	$1,931	$3,174	$6,109
Class Y	$549	$1,660	$2,758	$5,443	$549	$1,660	$2,758	$5,443
Class I	$542	$1,619	$2,686	$5,315	$542	$1,619	$2,686	$5,315

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of master limited partnerships ("MLPs"). MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Manager follows, approximately two-thirds trade on the New York Stock Exchange ("NYSE") and the rest trade on the NYSE Amex Equities ("Amex") or NASDAQ Stock Market ("NASDAQ").

The Fund seeks to achieve its investment objective by normally investing substantially all of its net assets in the equity securities of MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund principally invests in larger, more liquid energy MLPs that derive the majority of their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal ("Midstream MLPs"), (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids ("Upstream MLPs"), (iii) that process, treat, and refine natural gas liquids and crude oil ("Downstream MLPs"), and (iv) engaged in owning, managing and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel ("Other Energy MLPs"). While the Fund principally invests in larger, more liquid MLPs, it may invest in MLPs of all market capitalization ranges. In addition, as a non-principal investment strategy, the Fund may invest in securities issued by open- and closed-end investment companies, including money market funds and the retail shares of actively-managed and index exchange-traded funds ("ETFs"), as well as cash and cash equivalents. The Fund may also purchase or sell derivatives, including swap agreements, structured notes, forward contracts, futures contracts and options, for hedging purposes or to collateralize cash. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Manager relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Manager's proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Manager generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies. The Manager seeks to invest in MLPs which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team, and which are not overly exposed to changes in commodity prices. The Manager will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Master Limited Partnerships. Investments in securities of master limited partnerships ("MLPs") involve risks that differ from investments in common stock, including risks related to a common unit holder's limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit holders to sell their common units at an undesirable time or price.

2

MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP's general partner. MLPs may issue additional common units without unit holder approval, which could dilute the ownership interests of investors holding shares of MLP common units.

MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLPs currently do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation and have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the common unit holder's investment.

Generally, the securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Risks of Energy Infrastructure and Energy-Related Assets or Activities. Energy infrastructure MLPs are subject to risks specific to the energy and energy-related industries, including, but not limited to:  fluctuations in commodity prices may impact the volume of energy commodities transported, processed, stored or distributed; reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP; slowdowns in new construction and acquisitions can limit growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time, could adversely affect MLP revenues and cash flows; depletion of natural gas reserves or other commodities, if not replaced, could impact an MLP's ability to make distributions; changes in the regulatory environment could adversely affect the profitability of MLPs; extreme weather and environmental hazards could impact the value of MLP securities; rising interest rates could result in higher costs of capital and drive investors into other investment opportunities; and threats of attack by terrorists on energy assets could impact the market for MLPs.

Concentration Risk. Concentration risk is the risk that the Fund's investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

Because the Fund invests primarily in securities of issuers in the energy industry or sector, it could experience greater volatility or may perform poorly during a downturn in that industry or sector because it is more susceptible to the economic, environmental and regulatory risks associated with that industry or sector than a Fund that invests more broadly.

Liquidity Risks. Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as "illiquid" securities. If it is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.

     Liquidity Risks of MLP Securities. Although MLPs trade publicly, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. When certain MLP securities experience limited trading volumes, they may experience abrupt or erratic price movements at times. Investments in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund's ability to take advantage of other market opportunities or to dispose of securities, which may affect adversely its ability to make dividend distributions.

Risks of Deferred Tax Liability. The Fund is classified for federal tax purposes as a taxable regular corporation (also referred to as a "C corporation") subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, as well as state and local income taxes. Election to be taxed as a C corporation rather than a regulated investment company is a relatively recent strategy for open-end registered investment companies. This strategy involves complicated accounting, tax, net asset value and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies, which could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and shareholders. Additionally, accounting, tax and valuation practices in this area are still developing, and there may not always be clear agreement among industry participants on the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which in turn could have significant adverse consequences on the Fund and shareholders.

As a C corporation the Fund accrues deferred income taxes for any future tax liability, reflected each day in the Fund's NAV, associated with its investments in MLPs. Current and deferred tax liabilities, if any, will depend upon net investment gains and losses and realized and unrealized gains and losses on investments, and therefore may vary greatly from year to year and day to day depending on the nature and performance of the Fund's investments and the general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances, subject to the Fund's modification of those estimates or assumptions as new information becomes available. The daily estimate of the Fund's deferred tax liability and/or asset balances used to calculate its NAV may vary dramatically from the Fund's actual tax liability. Actual income tax expense, if any, will be incurred over many years depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund's assets, prevailing tax rates, and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund's actual tax liability could have a material impact on the Fund's NAV to the extent that its actual tax liability differs from the estimated deferred tax liability.

3

Regulatory Risks. Changes in the laws, regulations or related interpretations relating to the Fund's tax treatment as a C corporation, or its investments in MLPs or other instruments, could increase the Fund's expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund's ability to implement its investment strategy. As discussed above, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in the MLP itself being treated as a corporation for U.S. federal income tax purposes, which could result in a requirement to pay federal income tax on its taxable income and have the effect of reducing the amount of cash available for distribution or the value of the Fund's investment. Due to the heavy state and federal regulations that an MLP's assets may be subject to, an MLP's profitability could be adversely impacted by changes in the regulatory environment.

Risks of Non-Diversification. The Fund is classified as a "non-diversified" fund under the Investment Company Act of 1940. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return from a fund that concentrates its investments in energy infrastructure MLPs. Those investors should be willing to assume the risks of potentially significant short-term share price fluctuations and losses that are typical for a fund that concentrates investments in that industry and sector. Investors should consider buying shares of the Fund as part of a broader overall portfolio strategy. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
 https://www.oppenheimerfunds.com/fund/SteelPathMLPIncomeFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 14.18% (1st Qtr 13) and the lowest return for a calendar quarter was -7.49% (4th Qtr 14). For the period from January 1, 2014 to December 31, 2014 the cumulative return before sales charges and taxes was 3.01%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

4

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years (or life of class, if less)
Class A (inception 3/31/10)	(2.95)%	7.47%
Return Before Taxes	(2.95)%	7.47%
Return After Taxes on Distributions	(2.95)%	7.00%
Return After Taxes on Distributions and Sale of Fund Shares	(1.67)%	5.82%
Class C (inception 6/10/11)	1.26%	6.67%
Class Y (inception 3/31/10)	3.26%	9.07%
Class I (inception 6/28/13)	3.35%	4.86%
S&P 500 Index	13.69%	15.04	% [1]
(reflects no deduction for fees, expenses or taxes)		17.01	% [2]
		20.33	% [3]
Alerian MLP Index	4.80%	15.73	% [1]
(reflects no deduction for fees, expenses or taxes)		13.10	% [2]
		6.22	% [3]

1.

From 3/31/10

2.

From 6/10/11

3.

From 6/28/13

Investment Adviser. OFI SteelPath, Inc. (the "Manager") is the Fund's investment adviser.

Portfolio Managers. Stuart Cartner and Brian Watson, CFA, have each been a portfolio manager of the Fund since its inception. Mr. Cartner has been a Vice President of the Fund since 2012. Mr. Watson has been a Vice President of the Fund since 2012.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Effective as of the close of the New York Stock Exchange (NYSE) on December 12, 2014, the Fund is closed to new investors, except in limited circumstances. Additional information is available in the Prospectus.

Taxes. The Fund intends to make distributions that will generally be taxable to you for federal and possibly state and local tax purposes as dividend income to the extent of your allocable share of the Fund's current or accumulated earnings and profits, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5

For More Information About Oppenheimer SteelPath MLP Income Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/SteelPathMLPIncomeFund. You can also request additional information about the Fund or your account:

Telephone	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

PR1390.001.0315